UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

SYNDAX PHARMACEUTICALS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37708	32-0162505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Building D Floor 3 35 Gatehouse Drive
Waltham, Massachusetts		02451
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 419-1400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SNDX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

On May 17, 2023, following receipt of the affirmative vote from the holders of a majority of the outstanding shares of common stock of Syndax Pharmaceuticals, Inc. (the “Company”) at the Annual Meeting (as defined below), the Company filed a certificate of amendment to the Company’s amended and restated certificate of incorporation (the “Certificate Amendment”) with the Secretary of State of the State of Delaware to increase the authorized number of total shares of all classes of stock that the Company has authority to issue from 110,000,000 shares to 210,000,000 shares, consisting of two classes: (1) 200,000,000 shares of common stock, $0.0001 par value per share, and (2) 10,000,000 shares of preferred stock, $0.001 par value per share. The Certificate Amendment became effective immediately upon filing.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on May 17, 2023, the Company filed the Certificate Amendment with the Secretary of State of the State of Delaware. The information in Item 3.03 is incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders (the “Annual Meeting”) on May 17, 2023. The proposals set forth below are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2023, and as supplemented on April 18, 2023. Based on the votes cast in person and by proxy, each proposal passed, including the election of each director. The number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

Proposal 1: Election of directors:

Nominee	For	Withheld	Broker Non-Votes
Pierre Legault	35,300,479	23,628,143	4,214,565
Michael A. Metzger	57,418,793	1,509,829	4,214,565

Proposal 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
58,132,013	787,719	8,890	4,214,565

Proposal 3: Ratification of selection of independent registered public accounting firm:

For	Against	Abstain	Broker Non-Votes
63,037,788	103,402	1,997	—

Proposal 4: Approval of amendment to the Company’s amended and restated certificate of incorporation to increase the number of authorized shares of common stock:

For	Against	Abstain	Broker Non-Votes
62,460,712	675,568	6,907	—

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNDAX PHARMACEUTICALS, INC.

Date:	May 17, 2023	By:	/s/ Michael A. Metzger
Michael A. Metzger Chief Executive Officer